SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                               1934, as amended
                              (Amendment No. ___)


Filed by the Registrant  [X]
Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting  Material Pursuant to Section 240.14a-11(c)or Section 240.14a-12

                                  PAGES, INC.
               (Name of Registrant as Specified In Its Charter)

         --------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
  * Set forth amount on which the filing is calculated and state how it was determined.
[ ]  Fee paid previously with preliminary materials.
[ ]  Check  box if any part of the fee is offset as provided by  Exchange
     Act  Rule 0-11(a)(2) and identify the filing for which the offsetting  fee
     was  paid  previously.   Identify  the  previous  filing  by  registration
     statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                  PAGES, INC.
                                5720 Avery Road
                               Dublin, OH  43016

                                _______________

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON ______________, 1999


To the Stockholders of Pages, Inc.:

      Notice is hereby given that a Special Meeting of Stockholders (the "Special Meeting") of Pages, Inc., a Delaware corporation (the "Company"), will be held at Holiday Inn, Woodlawn Road, Charlotte, North Carolina 28217 on ______________, 1999 at 10:00 a.m. Eastern Standard Time, for the purpose of considering and voting upon the following:

      1. Proposals to approve and adopt amendments to the Certificate of Incorporation of the Company (the "Proposed Amendment") to (i) effect a reverse stock split in which each share of common stock of the Company ("Common Stock") currently issued and outstanding or held in treasury would be reclassified and exchanged into one-twentieth (1/20) of a share of new Common Stock of the Company (the "Reverse Stock Split"), and (ii) change the name of the Company to "Media Tech, Inc."

     2. Such other business as may properly come before the meeting or any other adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on _______________, January 4, 1998 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Special Meeting is necessary to approve each of the Proposed Amendments.

     YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT.

     Whether or not you expect to attend the Special Meeting in person, you are urged to mark, sign and date the enclosed form of Proxy and return the same promptly so that your shares of stock may be represented and voted at the meeting. The proxy may be revoked at any time prior to the vote at the Special Meeting by following the procedures set forth in the Proxy Statement.

      PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. YOUR PROMPT RESPONSPE WILL BE APPRECIATED.

                                   By Order of the Board of Directors

                                   /s/ S. Robert Davis
                                   -------------------------
                                   Chairman of the Board

                                     PROXY

                                  PAGES, INC.
                                5720 Avery Road
                               Dublin, OH  43016


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints S. Robert Davis and Randall J. Asmo and each of them, as Proxies, each the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock of Pages, Inc. (the "Company") held of record by the undersigned at the close of business on January 4, 1999, at the Special Meeting of Stockholders to be held on _____________, 1999, or any adjournment(s) thereof.

     1. Proposal to approve and adopt the Proposed Amendment to the Company's Articles of Incorporation to effect a one-for-twenty reverse stock split.

     [ ]      FOR      [ ]      AGAINST      [ ]       ABSTAIN


     2.   Proposal to approve and adopt the Proposed Amendment to the Company's
Certificate of Incorporation to change the name of the Company to            .

     [ ]      FOR      [ ]      AGAINST      [ ]       ABSTAIN

      Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized persons. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE APPROVAL AND ADOPTION OF THE PROPOSED AMENDMENTS UNDER PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXY WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY PRESENTED AT THE MEETING.



DATED:  __________________, 1999
                                   Signature



                                   Signature if held jointly

8


                                  PRELIMINARY
                                PROXY STATEMENT


                                  PAGES, INC.
                                5720 Avery Road
                               Dublin, OH  43016
                                ______________

                        SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON __________, 1999


      This Proxy Statement and accompanying appendices appendix and other materials are being furnished in connection with the solicitation of proxies by the Board of Directors of Pages, Inc., a Delaware corporation (the "Company"), to be used at a Special Meeting of stockholders to approve proposed amendments to the Company's Articles of Incorporation to effect a reverse stock split and a name change of the Company.

      The proxies solicited hereby for the Special Meeting may be revoked, subject to the procedures described herein, at any time up to and including the date of the Special Meeting.

      This Proxy Statement and the accompanying appendixappendices and Proxy Card are first being mailed to the stockholders of the Company on or about December ___, 1998.
















            The date of this Proxy Statement is December ___, 1998

                               TABLE OF CONTENTS


                                                            Page

Solicitation and Revocation of Proxies                       1

Voting Rights and Principal Stockholders                     2
   General                                                   2
   Quorum and Voting                                         2
   Stock Ownership                                           3

Proposal No. 1 - Item 1 on Proxy:  Approval and Adoption of
an Amendment of the Company's Certificate of Incorporation
to Effect a Reverse Stock Split                              5

Proposal No. 2 - Item 2 on Proxy:  Approval and Adoption of
an Amendment of the Company's Certificate of Incorporation
to Effect a Name Change to Media Tech, Inc.                  8

Appendix A                                                 A-1


                    SOLICITATION AND REVOCATION OF PROXIES

      This Proxy Statement and the accompanying proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Pages, Inc., a Delaware corporation (the "Company"), for use at a Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders and any adjournment(s) thereof.

      The proxy, which is enclosed with this Proxy Statement and Notice of Meeting, contains a space where each stockholder may indicate whether the stockholder chooses to vote his or her shares for or against or to abstain from voting on each of the proposals set forth therein, and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Special Meeting. If the proxy is returned to the Company and the stockholder specifies how the proxy is to be voted, it will be voted in accordance with such instruction. If the proxy is returned to the Company and no indication is given as to how the proxy is to be voted, the proxy will be voted by the persons named in the proxy at the Special Meeting: FOR the adoption and approval of amendments to the Company's Certificate of Incorporation (the "Proposed Amendment") to effect a one-for-twenty reverse stock split (the "Reverse Stock Split") and to change the name of the Company to "Media Tech, Inc." If any other matters properly come before the Special Meeting, the proxies will vote upon such matters according to their judgment.

     The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the person giving the proxy has the power to revoke it at any time before it has been exercised either by furnishing the Secretary of the Company at the Company's offices at 5720 Avery Road, Dublin, Ohio 43016 written notice of revocation, by properly executing and submitting a subsequently dated proxy or by attending the meeting and voting in person. No such notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Special Meeting. Mere attendance at the Special Meeting will not in and of itself revoke the proxy.

     The enclosed proxy is solicited by and on behalf of the Board of Directors in order to comply with provisions of the Delaware General Corporation Law ("DGCL") requiring stockholder approval. The expense of solicitation of the proxies for the Special Meeting, including the cost of mailing, will be borne by the Company.

      In addition to the use of the mails, the Company may request persons holding stock in their name or custody, or in the name of the nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and the Company will reimburse such persons for their expense in so doing.

      To the extent necessary in order to assure sufficient representation at the Special Meeting, officers and regular employees of the Company and others regularly retained by the Company, at no additional compensation, may request the return of the proxies personally, by telephone or telegram. The extent to which this will be necessary depends on how promptly proxies are received. Stockholders are urged to send their proxies without delay. In addition, the Company may make arrangements with brokers, nominees, fiduciaries and other custodians to reimburse them for their charges and expenses in forwarding proxy materials to the beneficial owners of the Company's stock. Management has no knowledge or information that any other person will specially engage any persons to solicit proxies.


                   VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

General

     The close of business on January 4, 1999 has been fixed as the record date (the "Record Date") for the determination of stockholders of the Company entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. On that date there were outstanding and entitled to be voted at the Special Meeting 6,862,722 shares of the Company's common stock, $.01 par value (the "Common Stock"), constituting the only class of stock entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders.

Quorum and Voting

      In accordance with the DGCL and the Bylaws of the Company, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum to transact business at the meeting. All votes will be tabulated by the inspectors of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted toward the tabulation of votes cast on the proposals and will have the same effect as negative votes. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but are not counted for any purpose in determining whether a proposal has been approved. Votes cast by proxy or in person at the Special Meeting will be tabulated by the election inspectors appointed for the meeting, who will determine whether or not a quorum is present. Assuming the presence of a quorum, the affirmative vote of the holders on the Record Date of a majority of the outstanding shares of Common stock is necessary for the approval of the Proposed Amendment. The affirmative vote of the holders of Common Stock representing a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve any other proposals to be presented at the meeting. The stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than the announcement at the Special Meeting, until a quorum is present or represented. At any such adjournment meeting at which a quorum is present or represented, any business may be transacted at the meeting as originally notified.

Stock Ownership

      The following table sets forth, to the best of the Company's knowledge, certain information as of December 3, 1998, with respect to the beneficial ownership of shares of the Company's common stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding common stock, (ii) each director, and (iii) the President (the Company's only officer whose salary and bonus during 1997 exceeded $100,000) and by all directors and executive officers of the Company as a group:


                            Amount and Nature     Percent
Name and Address              of Beneficial          of
                              Ownership (1)       Class(2)
------------------------    -----------------     --------

S. Robert Davis                2,255,372(3)        32.82%
5720 Avery Road
Dublin, Ohio  43016

Charles R. Davis                 506,253            7.31%
2124 Pine Valley Club Drive
Charlotte, North Carolina 28277

Randall J. Asmo                  113,962(4)         1.66%
5720 Avery Road
Dublin, Ohio  43016

Juan F. Sotos, M.D.               69,390(5)         1.01%
4400 Squirrel Bend
Columbus, Ohio 43220

Robert J. Tierney                 14,338(6)            *
4805 Olentangy Blvd.
Columbus, Ohio  43214

All  executive  officers       2,453,062(7)        35.69%
and directors as a group (4 persons)


*less than 1%

(1)Represents sole voting and investment power unless otherwise indicated.

(2)Based on 6,872,722 shares of common stock outstanding as of December 3, 1998, plus, as to each person listed, that portion of the 307,256 unissued shares of common stock subject to outstanding options and warrants which may be exercised by such person, and as to all executive officers and directors as a group, unissued shares of common stock as to which the members of such group have the right to acquire beneficial ownership upon the exercise of stock options/warrants within the next 60 days.

(3)Includes 25,100 shares owned by Mr. Davis' wife as to which Mr. Davis disclaims beneficial ownership and includes 193,263 unissued Shares as to which Mr. Davis has the right to acquire beneficial ownership upon the exercise of stock options and warrants within the next 60 days.

(4)Includes 90,837 unissued shares as to which Mr. Asmo, an executive officer and director of the Company has the right to acquire beneficial ownership upon the exercise of stock options and warrants within the next 60 days.

 (5) Includes 11,578 unissued common shares as to which Dr. Sotos, a Director of the Company, has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(6)Includes 11,578 unissued common shares as to which Dr. Tierney, a Director of the Company, has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(7)The number of shares of common stock beneficially owned by all executive officers and directors as a group includes (i) 307,256 unissued shares of common stock as to which they have the right to acquire beneficial ownership upon the exercise of stock options and warrants within the next 60 days, (ii) 25,100 shares of common stock owned by Mrs. S. Robert Davis as to which Mr. Davis disclaims any beneficial ownership, and (iii) 23,125 shares owned by Randall J. Asmo, and 90,837 unissued shares as to which Mr. Asmo has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

                                PROPOSAL NO. 1
                                Item 1 on Proxy
                   Approval and Adoption of an Amendment of
             the Company's Certificate of Incorporation to Effect
                             a Reverse Stock Split

      At the Special Meeting, the stockholders will vote upon a proposal to approve and adopt an amendment (the "Proposed Amendment") to the Company's Certificate of Incorporation to effect a 1-for-20 reverse stock split (the "Reverse Stock Split") in which each share of issued Common Stock of the Company, $0.01 par value per share, whether issued and outstanding or held in treasury, will be reclassified and changed into one-twentieth (1/20) of a share of new Common Stock, $0.01 par value per share, of the Company. A copy of the Proposed Amendment is attached as Appendix A hereto and incorporated herein by this reference.

      General. The Board of Directors of the Company has approved and recommends that the stockholders adopt the Proposed Amendment to effect the Reverse Stock Split. If the stockholders approve the Proposed Amendment, it will be filed with the Secretary of State of the State of Delaware on such date as may be selected by the Company's Board of Directors, and will become effective on the date of such filing (the "Split Effective Date"). On the Split Effective Date, stockholders of the Company who own twenty or more shares on such date will be deemed to own one new share for every twenty shares previously owned. Stockholders owning less than twenty shares on the Split Effective Date will be deemed to own a fractional new share interest consisting of one-twentieth new share for each share owned immediately prior to the Split Effective Date. Fractional shares of Common Stock resulting from the Reverse Stock Split will not be issued. Pursuant to the terms of the Reverse Stock Split, the Company will pay in cash the fair value of fractional new share interests owned following the Split Effective Date based on the trading price of the Common Stock immediately after the Split Effective Date.

      As of the date hereof, the Company had outstanding an aggregate of 6,872,722 shares of Common Stock. After the Reverse Stock Split is effected, the Company will have approximately 343,136 shares of Common stock outstanding, subject to adjustment for fractional shares. The par value of the Company's Common Stock will not be changed in conjunction with the Reverse Stock Split and the number of shares of Common Stock authorized under the Certificate of Incorporation will remain at 20,000,000. As a result, the "common stock" account on the Company's balance sheet will be reduced to 1/20th of its present amount, and the additional paid in capital in excess of par value account will be credited by the amount by which the common stock account is reduced, subject to adjustment for the elimination of fractional shares.

      Although  the  Company's Board of Directors believes  that  the  Proposed
Amendment to effect the Reverse Stock Split is advisable, the Proposed Amendment may be abandoned by the Board of Directors at any time before, during or after the Special Meeting and prior to the Split Effective Date, without further action by the stockholders of the Company.

      Stockholders of the Company will have no dissenters' or appraisal rights under Delaware law or under the Company's Certificate of Incorporation or Bylaws in connection with the Reverse Stock Split.

      The combined effect of the approval of the Proposed Amendment and the effectiveness of the Reverse Stock Split will be to substantially reduce the percentage of authorized shares that are issued and outstanding while increasing the percentage of authorized shares that will be unissued and available for issuance. After the filing of the Proposed Amendment, additional authorized shares may be issued on such terms and at such times as the Board of Directors may determine without further action by the stockholders, unless otherwise required by applicable laws or regulations. As shareholders of the Company do not have preemptive rights with respect to authorized shares of Common Stock, the issuance of additional shares of Common Stock following the filing of the Proposed Amendment and the effectiveness of the Reverse Stock Split, except in certain cases such as a stock dividend or a stock split, would affect the voting rights of the present stockholders of the Company in that there would be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors. Such an increase in voting shares would dilute the voting power of the present stockholders.

      With the exception of the reduction in outstanding shares caused by the Reverse Stock Split, the shares of Common Stock before and after the Reverse Stock Split are identical. As is the case before the Reverse Stock Split, after the Reverse Stock Split holders of Common Stock will be entitled to dividends when and as declared by the Board of Directors from funds legally available therefor, and, upon liquidation will be entitled to share pro rata in any distribution to stockholders. Holders of Common Stock will continue to have one vote for each share held both before and after the Reverse Stock Split. The Reverse Stock Split will not effect any change in the rights of minority stockholders concerning a change in control or takeover of the Company.

     Reasons for the Proposed Amendment to Effect the Reverse Stock Split. The principal reasons for the Reverse Stock Split are to reduce the number of shares of Common Stock outstanding and to increase the price per share of the Common Stock.

The Board of Directors is of the opinion that the Proposed Amendment to effect the Reverse Stock Split is advisable and in the best interests of the Company and its stockholders. The Board of Directors of the Company believes that the relatively low market price of the Common Stock may impair the acceptability of the Common Stock to members of the investing public. Although the number of shares outstanding should not affect either the marketability of the Common Stock, the type of investor who acquires it, or the Company's reputation in the financial community, certain investors view low-priced stocks as unattractive and certain brokerage firms, as a matter of policy, will not extend margin credit on stocks trading at low prices. Further, many brokerage firms are reluctant to recommend lower-priced stocks to their clients or to hold them in their own portfolios, and a variety of brokerage firm policies and practices discourage individual brokers within those firms from dealing in low-priced stocks because of the time-consuming procedures that make the handling of low-priced stocks economically unattractive.

      Since the broker's commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price was substantially higher. This factor is also believed to limit the willingness of institutions to purchase the Common Stock at its current relatively low market price. If approved, the Reverse Stock Split will result in some stockholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots may be higher, particularly on a per-share basis, than the cost of transactions in lots of 100 shares or more.

      The Board of Directors believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the proposed Reverse Stock Split and the resulting anticipated increased price level will encourage greater interest in the Common Stock by the financial community and the investing public and possibly promote greater liquidity for the Company's stockholders, although it is possible that such liquidity could be affected adversely by the reduced number of shares outstanding after the Reverse Stock Split. Although any increase in the market price of the new Common Stock resulting from the Reverse Stock Split may be proportionately less than the decrease in the number of shares outstanding, the proposed Reverse Stock Split could result in a market price for the shares that would be high enough to overcome  the  reluctance,  policies  and  practices  of  brokerage  firms  and investors referred to above and to diminish the adverse impact of correspondingly higher trading commissions for the shares.

      There can be no assurance, however, that the foregoing hoped-for effects will occur following the Reverse Stock Split, that the market price of the new Common Stock immediately after implementation the proposed Reverse Stock Split will be maintained for any period of time, that such market price will approximate twenty times the market price before the proposed Reverse Stock Split, or that such market price will exceed or remain in excess of the current market price.

      Approval of the Proposed Amendment to effect the Reverse Stock Split itself will not affect any stockholder's percentage ownership interest in the Company or proportional voting power, except for the payment of cash for fractional share interests. The shares of Common Stock which will be issued in connection with the Reverse Stock Split will be fully paid and non-assessable. The voting rights and other privileges of the holders of Common Stock will not be affected substantially by adoption of the Proposed Amendment to effect the Reverse Stock Split or the subsequent implementation thereof. If for any reason the Board of Directors deems it advisable to do so, the Proposed Amendment to effect the Reverse Stock Split may be abandoned by the Board of Directors at any time before, during or after the Special Meeting and prior to the Split Effective Date, without further action by the stockholders of the Company.

     Federal Income Tax Consequences. The following is a general discussion of the material anticipated federal income tax consequences of the proposed Reverse Stock Split of the Pages Common Stock. This discussion is based on the federal income tax laws as now in effect and as currently interpreted; it does not take into account possible changes in such tax laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, come some of which may have retroactive effect. This discussion does not purport to address all aspects of the possible federal income tax consequences of the proposed Reverse Stock Split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this discussion does not consider the federal income tax consequences to the Company's stockholders in light of their individual investment circumstances or to tax laws (for example, life insurance companies, financial institutions, tax-exempt organizations, regulated investment companies and foreign taxpayers). This summary does not address any consequence of the Reverse Stock Split under any state, local or foreign tax laws.

     The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. The Company, however, believes that because the Reverse Stock Split is not part of a plan to periodically increase a shareholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Stock Split will have the following federal income tax effects:

          - A stockholder will not recognize gain or loss on the exchange other than to the extent of any cash received in lieu of fractional share interests. In the aggregate, the stockholder's basis in the new shares will equal his basis in the shares held before the exchange;

          - A stockholder's holding period for the new shares will be the same as the holding period of the old shares exchanged therefor;

          - The Reverse Stock Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue code of 1986 and the Company will not recognize any gain or loss as a result of the Reverse Stock Split.

      Exchange Of Certificates; Fractional Share Interests. On the Split Effective Date, each certificate representing existing shares of Common Stock will automatically be deemed for all purposes to evidence ownership of the appropriate reduced number of new shares of Common Stock without any action by the stockholder thereof. As soon as practicable after the Split Effective
Date, stockholders will be notified and requested to surrender their certificates for their existing shares with instructions as to how to receive new certificates. No certificates should be surrendered until such notice is received. Certificates for existing shares will be exchanged for certificates representing new shares and any cash to which transmitting stockholders are entitled after the Reverse Stock Split with respect to fractional share interests. Continental Stock Transfer & Trust Company, the Company's transfer agent, will act as the exchange agent for the stockholders in effecting the exchange of their certificates. Stockholders should not forward their stock certificates to the exchange agent until a letter of instruction is received and should surrender their certificates only with such letter.

                                  PROPOSAL 2
                                Item 2 on Proxy
            Approval and Adoption of an Amendment of the Company's
            Certificate of Incorporation to Effect a Name Change to
                              "Media Tech, Inc."

      The Company proposes to change its name to "Media Tech, Inc." A copy of the Proposed Amendment to the Company's Articles of Incorporation is attached to this Proxy Statement as Appendix A and is incorporated herein by this reference. The Board of Directors is of the opinion that a name change is in the best interests of the Company and its stockholders. The Board of Directors believes that the name change will better reflect the nature of the Company's business since the sale of its book fair business in June, 1998 and, together with the Reverse Split, will enhance the projected new image for the Company.

      Stockholder approval of this proposal is required under the DGCL. Stockholders of the Company will have no dissenters' or appraisal rights under Delaware law or under the Company's Certificate of Incorporation or Bylaws in connection with the name change amendment. If the stockholders do not approve this proposal, then the Company's name will remain the same.

                         _____________________________

      THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION ARE ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.


                                   By Order of the Board of Directors


                                   /s/ S. Robert Davis
                                   -------------------------
                                   Chairman of the Board

                                 APPENDIX "A"

                           CERTIFICATE OF AMENDMENT
                                      of
                         CERTIFICATE OF INCORPORATION
                                      of
                                  PAGES, INC.


      Pages, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware ("GCL"), does hereby certify that:

     1.   The name of the Corporation is Pages, Inc.

     2. The Board of Directors of the Corporation duly adopted a resolution setting forth proposed amendments to the Certificate of Incorporation of the Corporation set forth below, declaring said amendments to be advisable and calling a special meeting of the stockholders of the Corporation for consideration thereof.

     3. Article I of the Certificate of Incorporation is amended in its entirety to read as follows:

                                  "ARTICLE I

               The name of the corporation is Media Tech, Inc."

     4. The Corporation is effecting a one-for-twenty (1:20) reverse stock split. Upon the filing in the Office of the Secretary of State of the State of Delaware of this Certificate of Amendment to the Certificate of Incorporation of the Corporation (the "Filing"), each twenty (20) shares of Common Stock issued and outstanding and held of record by each stockholder of the Corporation immediately prior to the Filing, as well as shares held in the Corporation's treasury and any shares issuable upon exercise of any outstanding options, warrants, and securities convertible into shares of Common Stock ("Old Common Stock") shall, automatically and without need for any further action on the part of any stockholder, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $.01 per share ("New Common Stock"). Fractional shares of New Common Stock will not be issued as part of the aforesaid combination, but any stockholder who would be entitled to a fractional share of New Common Stock in such combination will, pursuant to
Section 155 of the GCL, be paid in cash the fair value thereof. The number of authorized shares of Common Stock shall remain at 20,000,000.

     5. This Certificate of Amendment to the Certificate of Incorporation was authorized by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon at a meeting of stockholders pursuant to sections 222 and 242 of the GCL.

     IN WITNESS WHEREOF, I hereunto sign my name and affirm that the statements made herein are true under penalties of perjury this _____ day of ____________, 1999.


                                   PAGES, INC.

                                   By:
                                     S. Robert Davis
                                     Chairman of the Board and President